SUMMARY PROSPECTUS AUGUST 1, 2018

Sit U.S. Government Securities Fund	TRADING SYMBOL: SNGVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/open/documents.php. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated August 1, 2018, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

The Fund seeks high current income and safety of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Total Annual Fund Operating Expenses	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$256	$446	$993

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.68% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. Pass-through

Summary — Sit U.S. Government Securities Fund

securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit. Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.

In selecting securities for the Fund, the Fund’s investment adviser (the “Adviser “) seeks securities providing high current income relative to yields currently available in the market. In making purchase and sales decisions for the Fund, the Adviser considers their economic outlook and interest rate forecast, as well as their evaluation of a security’s prepayment risk, yield, maturity, and liquidity.

The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 5 years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The Fund currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 15 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

>	Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

>	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

>	Derivatives Risk: The Fund may incur losses from its investments in options, futures, and other derivative instruments. Investments in derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

>	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

>	Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities. The Fund’s exposure to risks associated with rising interest rates may be increased due to the current period of rising interest rates from historically low levels in the U.S. and the effect of potential government monetary and fiscal policy initiatives and resulting market reaction to those initiatives.

>	Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time. The reduction in dealer market-making capacity and other recent events have caused the markets for some debt securities to experience increased price volititity and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s

Summary — Sit U.S. Government Securities Fund

performance. Infrequent trading may also lead to greater price volatility.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

>	Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

>	Mortgage-Backed Securities Risk: The value of of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

>	Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

>	Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

>	U.S. Government Securities Risk: Securities purchased by the Fund issued by Fannie Mae and Freddie Mac are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

>	Temporary Investment Risk: A Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

>	Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

HISTORICAL PERFORMANCE

The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

The table below compares the Fund’s performance over different time periods to that of the Fund’s benchmark index, which is a broad measure of market performance. The table includes returns both before and after taxes. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced. The benchmark is an unmanaged index, has no expenses, and it is not possible to invest directly in an index.

Summary — Sit U.S. Government Securities Fund

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 6/30/18 (not annualized) was 0.04%.

Best Quarter: 3.05% (1Q08).

Worst Quarter: -1.48% (2Q13).

Average Annual Total Returns for periods ended December 31, 2017

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years
Return before taxes	1.33%	3.58%	2.65%

Return after taxes on distributions	0.64%	0.03%	1.71%

Return after taxes on distributions and sale of Fund shares	0.76%	0.23%	1.68%

Bloomberg Barclays Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes)	1.14%	4.70%	2.70%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Michael C. Brilley, Senior Vice President, has served as Chief Fixed Income Officer of the Fund since 1987.

Bryce A. Doty, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since 1995.

Mark H. Book, Vice President – Investments, has served as Portfolio Manager of the Fund since 2002.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in the Prospectus.

Summary — Sit U.S. Government Securities Fund

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

5	SNGVX Sum Pro 8-1-18